Exhibit 99.1

                                           Travel Related Services
                                           -----------------------
                                             Statement of Income
                                             -------------------
                                             (Owned Asset Basis)

(Dollars in millions)

                                                            Year Ended December 31,
                                  ----------------------------------------------------------------
                                          1997                  1996                   1995
                                  -------------------    -------------------   -------------------
                                  Reported  Restated     Reported  Restated    Reported   Restated
                                  --------  --------     --------  --------    --------   --------
Net Revenues:
  Discount Revenue                $  5,666  $  5,666    $  5,024    $  5,024    $  4,457  $  4,457
  Net Card Fees                      1,604     1,604       1,668       1,668       1,742     1,742
  Travel Commissions and Fees        1,489     1,489       1,422       1,422       1,368     1,368
  Interest and Dividends               561       295         724         438         969       629
  Other Revenues                     2,103     1,916       1,867       1,737       2,054     2,004
  Lending:
    Finance Charge Revenue           1,848     1,848       1,575       1,575       1,529     1,529
    Interest Expense                   604       604         507         507         497       497
                                  --------  --------    --------    --------    --------  --------
      Net Finance Charge Revenue     1,244     1,244       1,068       1,068       1,032     1,032
                                  --------  --------    --------    --------    --------  --------
    Total Net Revenues              12,667    12,214      11,773      11,357      11,622    11,232
                                  --------  --------    --------    --------    --------  --------
Expenses:
  Marketing and Promotion            1,062     1,027         998         957         950       916
  Provision for Losses and Claims:
    Charge Card                        858       858         743         743         835       835
    Lending                            817       817         635         635         522       522
    Other                               88        57         101          73         416       379
                                  --------  --------    --------    --------    --------  --------
      Total                          1,763     1,732       1,479       1,451       1,773     1,736
                                  --------  --------    --------    --------    --------  --------
  Interest Expense:
    Charge Card                        743       743         688         688         673       673
    Other                              177       178         347         349         453       453
                                  --------  --------    --------    --------    --------  --------
        Total                          920       921       1,035       1,037       1,126     1,126
  Net Discount Expense                 597       597         554         554         414       414
  Human Resources                    3,154     3,076       2,984       2,907       2,829     2,764
  Other Operating Expenses           3,266     3,076       3,004       2,841       2,951     2,745
                                  --------  --------    --------    --------    --------  --------
    Total Expenses                  10,762    10,429      10,054       9,747      10,043     9,701
                                  --------  --------    --------    --------    --------  --------
Pretax Income                        1,905     1,785       1,719       1,610       1,579     1,531
Income Tax Provision                   551       621         489         559         454       550
                                  --------  --------    --------    --------    --------  --------
Operating Income                  $  1,354  $  1,164    $  1,230*   $  1,051*   $  1,125  $    981
                                  ========  ========    ========    ========    ========  =========

*Excludes restructuring charge of $125 million after-tax ($196 million pretax).


                                           Travel Related Services
                                           -----------------------
                                             Statement of Income
                                             -------------------
                                            (Managed Asset Basis)
(Dollars in millions)
                                                            Year Ended December 31,
                                  ----------------------------------------------------------------
                                          1997                  1996                   1995
                                  -------------------    -------------------   -------------------
                                  Reported  Restated     Reported  Restated    Reported   Restated
                                  --------  --------     --------  --------    --------   --------
Net Revenues:
  Discount Revenue                $ 5,666  $  5,666    $  5,024    $  5,024    $  4,457   $  4,457
  Net Card Fees                     1,609     1,609       1,664       1,664       1,742      1,742
  Travel Commissions and Fees       1,489     1,489       1,422       1,422       1,368      1,368
  Interest and Dividends              552       286         724         438         969        629
  Other Revenues                    1,903     1,716       1,714       1,584       1,970      1,920
  Lending:
    Finance Charge Revenue          2,105     2,105       1,691       1,691       1,529      1,529
    Interest Expense                  694       694         548         548         497        497
                                  --------  --------    --------    --------    --------  --------
      Net Finance Charge Revenue    1,411     1,411       1,143       1,143       1,032      1,032
                                  --------  --------    --------    --------    --------  --------
    Total Net Revenues             12,630    12,177      11,691      11,275      11,538     11,148
                                  --------  --------    --------    --------    --------  --------
Expenses:
  Marketing and Promotion           1,025       990         998         957         950        916
  Provision for Losses and Claims:
    Charge Card                     1,105     1,105         989         989       1,002      1,002
    Lending                           937       937         678         678         522        522
    Other                              88        57         101          73         416        379
                                  --------  --------    --------    --------    --------  --------
      Total                         2,130     2,099       1,768       1,740       1,940      1,903
                                  --------  --------    --------    --------    --------  --------
Interest Expense:
    Charge Card                       973       973         871         871         836        836
    Other                             177       178         347         349         453        453
                                  --------  --------    --------    --------    --------  --------
      Total                         1,150     1,151       1,218       1,220       1,289      1,289
Human Resources                     3,154     3,076       2,984       2,907       2,829      2,764
Other Operating Expenses            3,266     3,076       3,004       2,841       2,951      2,745
                                  --------  --------    --------    --------    --------  --------
    Total Expenses                 10,725    10,392       9,972       9,665       9,959      9,617
                                  --------  --------    --------    --------    --------  --------
Pretax Income                       1,905     1,785       1,719       1,610       1,579      1,531
Income Tax Provision                  551       621         489         559         454        550
                                  --------  --------    --------    --------    --------  --------
Operating Income                  $ 1,354  $  1,164    $  1,230*   $  1,051*   $  1,125   $    981
                                  ========  ========    ========    ========    ========  =========

*Excludes restructuring charge of $125 million after-tax ($196 million pretax).

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions.

Under Statement of Financial Accounting Standards No. 125 (SFAS 125), which prescribes the accounting for securitized loans and receivables, TRS recognized a pretax gain of $37 million in the third quarter of 1997 ($24 million after-tax) related to securitization of U.S. lending receivables. This gain was invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in 1997. For purposes of this presentation such gain and a corresponding $37 million increase in Marketing and Promotion expenses have been eliminated in the Year Ended December 31, 1997.


                                                    Travel Related Services
                                                    -----------------------
                                                       Statement of Income
                                                       -------------------
                                                       (Owned Asset Basis)

(Dollars in millions)                                                                  Quarter Ended
                                                     ------------------------------------------------------------------------------
                                                      December 31, 1997   September 30, 1997    June 30, 1997      March 31, 1997
                                                     ------------------  ------------------- ------------------  ------------------
                                                     Reported  Restated  Reported   Restated Reported  Restated  Reported  Restated
                                                     --------  --------  --------   -------- --------  --------  --------  --------
Net Revenues:
   Discount Revenue                                    $1,530    $1,530    $1,422    $1,422    $1,407    $1,407    $1,306    $1,306
   Net Card Fees                                          397       397       399       399       403       403       405       405
   Travel Commissions and Fees                            402       402       370       370       381       381       336       336
   Interest and Dividends                                 136        72       150        81       143        76       132        66
   Other Revenues                                         552       501       540       493       509       460       503       463
   Lending:
      Finance Charge Revenue                              487       487       472       472       458       458       431       431
      Interest Expense                                    153       153       154       154       154       154       143       143
                                                       ------    ------    ------    ------    ------    ------    ------    ------
         Net Finance Charge Revenue                       334       334       318       318       304       304       288       288
                                                       ------    ------    ------    ------    ------    ------    ------    ------
      Total Net Revenues                                3,351     3,236     3,199     3,083     3,147     3,031     2,970     2,864
                                                       ------    ------    ------    ------    ------    ------    ------    ------
Expenses:
   Marketing and Promotion                                315       309       301       290       244       233       202       195
   Provision for Losses and Claims:
      Charge Card                                         201       201       228       228       239       239       190       190
      Lending                                             239       239       179       179       187       187       211       211
      Other                                                22        14        22        14        21        15        24        16
                                                       ------    ------    ------    ------    ------    ------    ------    ------
         Total                                            462       454       429       421       447       441       425       417
                                                       ------    ------    ------    ------    ------    ------    ------    ------
   Interest Expense:
      Charge Card                                         213       213       186       186       174       174       169       169
      Other                                                41        41        50        50        52        52        35        35
                                                       ------    ------    ------    ------    ------    ------    ------    ------
         Total                                            254       254       236       236       226       226       204       204
   Net Discount Expense                                   139       139       142       142       165       165       151       151
   Human Resources                                        826       805       796       776       783       764       749       731
   Other Operating Expenses                               887       836       801       749       789       742       790       749
                                                       ------    ------    ------    ------    ------    ------    ------    ------
      Total Expenses                                    2,883     2,797     2,705     2,614     2,654     2,571     2,521     2,447
                                                       ------    ------    ------    ------    ------    ------    ------    ------
Pretax Income                                             468       439       494       469       493       460       449       417
Income Tax Provision                                      140       158       138       159       138       155       134       150
                                                       ------    ------    ------    ------    ------    ------    ------    ------
Net Income                                             $  328    $  281    $  356    $  310    $  355    $  305    $  315    $  267
                                                       ======    ======    ======    ======    ======    ======    ======    ======

Return on Average Equity (A)                             27.9%     25.1%     27.4%     24.8%     27.0%     24.2%     26.3%     23.6%

Return on Average Assets (A)                              3.0%      3.0%      3.0%      3.1%      3.0%      3.0%      2.9%      2.9%

(A) Excludes the effect of SFAS No. 115 for all periods presented.


                                                      Travel Related Services
                                                      -----------------------
                                                         Statement of Income
                                                         -------------------
                                                        (Managed Asset Basis)

(Dollars in millions)                                                                  Quarter Ended
                                                      ------------------------------------------------------------------------------
                                                       December 31, 1997  September 30, 1997     June 30, 1997      March 31, 1997
                                                      ------------------  ------------------  ------------------  ------------------
                                                      Reported  Restated  Reported  Restated  Reported  Restated  Reported  Restated
                                                      --------  --------  --------  --------  --------  --------  --------  --------
Net Revenues:
   Discount Revenue                                     $1,530    $1,530    $1,422    $1,422    $1,407    $1,407    $1,306    $1,306
   Net Card Fees                                           398       398       403       403       404       404       405       405
   Travel Commissions and Fees                             402       402       370       370       381       381       336       336
   Interest and Dividends                                  132        68       145        76       143        76       132        66
   Other Revenues                                          499       448       485       438       466       417       453       413
   Lending:
      Finance Charge Revenue                               574       574       548       548       505       505       478       478
      Interest Expense                                     186       186       177       177       171       171       160       160
                                                        ------    ------    ------    ------    ------    ------    ------    ------
         Net Finance Charge Revenue                        388       388       371       371       334       334       318       318
                                                        ------    ------    ------    ------    ------    ------    ------    ------
      Total Net Revenues                                 3,349     3,234     3,196     3,080     3,135     3,019     2,950     2,844
                                                        ------    ------    ------    ------    ------    ------    ------    ------
Expenses:
   Marketing and Promotion                                 315       309       264       253       244       233       202       195
   Provision for Losses and Claims:
      Charge Card                                          255       255       284       284       313       313       252       252
      Lending                                              269       269       243       243       203       203       222       222
      Other                                                 22        14        22        14        21        15        24        16
                                                        ------    ------    ------    ------    ------    ------    ------    ------
         Total                                             546       538       549       541       537       531       498       490
                                                        ------    ------    ------    ------    ------    ------    ------    ------
   Interest Expense:
      Charge Card                                          266       266       242       242       237       237       227       227
      Other                                                 41        41        50        50        52        52        35        35
                                                        ------    ------    ------    ------    ------    ------    ------    ------
         Total                                             307       307       292       292       289       289       262       262
   Human Resources                                         826       805       796       776       783       764       749       731
   Other Operating Expenses                                887       836       801       749       789       742       790       749
                                                        ------    ------    ------    ------    ------    ------    ------    ------
      Total Expenses                                     2,881     2,795     2,702     2,611     2,642     2,559     2,501     2,427
                                                        ------    ------    ------    ------    ------    ------    ------    ------
Pretax Income                                              468       439       494       469       493       460       449       417
Income Tax Provision                                       140       158       138       159       138       155       134       150
                                                        ------    ------    ------    ------    ------    ------    ------    ------
Net Income                                              $  328    $  281    $  356    $  310    $  355    $  305    $  315    $  267
                                                        ======    ======    ======    ======    ======    ======    ======    ======

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions.

Under Statement of Financial Accounting Standards No. 125 (SFAS 125), which prescribes the accounting for securitized loans and receivables, TRS recognized a pretax gain of $37 million in the third quarter of 1997 ($24 million after-tax) related to securitization of U.S. lending receivables. This gain was invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in 1997. For purposes of this presentation such gain and a corresponding $37 million increase in Marketing and Promotion expenses have been eliminated in the third quarter of 1997.


                                                    Travel Related Services
                                                    -----------------------
                                                      Statement of Income
                                                      -------------------
                                                      (Owned Asset Basis)

(Dollars in millions)                                                                  Quarter Ended
                                                    -------------------------------------------------------------------------------
                                                      December 31, 1996  September 30, 1996     June 30, 1996      March 31, 1996
                                                     ------------------  ------------------  ------------------  ------------------
                                                     Reported  Restated  Reported  Restated  Reported  Restated  Reported  Restated
                                                     --------  --------  --------  --------  --------  --------  --------  --------
Net Revenues:
   Discount Revenue                                    $1,380    $1,380    $1,256    $1,256    $1,247    $1,247    $1,141    $1,141
   Net Card Fees                                          415       415       418       418       414       414       421       421
   Travel Commissions and Fees                            380       380       354       354       362       362       325       325
   Interest and Dividends                                 156        88       167        92       211       138       191       120
   Other Revenues                                         483       464       508       454       451       417       424       402
   Lending:
      Finance Charge Revenue                              423       423       377       377       371       371       404       404
      Interest Expense                                    134       134       122       122       122       122       129       129
                                                       ------    ------    ------    ------    ------    ------    ------    ------
         Net Finance Charge Revenue                       289       289       255       255       249       249       275       275
                                                       ------    ------    ------    ------    ------    ------    ------    ------
      Total Net Revenues                                3,103     3,016     2,958     2,829     2,934     2,827     2,777     2,684
                                                       ------    ------    ------    ------    ------    ------    ------    ------
Expenses:
   Marketing and Promotion                                268       255       278       263       252       245       200       194
   Provision for Losses and Claims:
      Charge Card                                         113       113       172       172       248       248       210       210
      Lending                                             214       214       107       107       126       126       188       188
      Other                                                22        19        28        17        26        19        24        18
                                                       ------    ------    ------    ------    ------    ------    ------    ------
         Total                                            349       346       307       296       400       393       422       416
                                                       ------    ------    ------    ------    ------    ------    ------    ------
   Interest Expense:
      Charge Card                                         176       176       175       175       171       171       167       167
      Other                                                65        65        72        73       114       114        95        96
                                                       ------    ------    ------    ------    ------    ------    ------    ------
         Total                                            241       241       247       248       285       285       262       263
   Net Discount Expense                                   174       174       128       128       125       125       126       126
   Human Resources                                        794       774       764       745       721       702       704       686
   Other Operating Expenses                               874       836       793       744       692       650       647       610
                                                       ------    ------    ------    ------    ------    ------    ------    ------
      Total Expenses                                    2,700     2,626     2,517     2,424     2,475     2,400     2,361     2,295
                                                       ------    ------    ------    ------    ------    ------    ------    ------
Pretax Income                                             403       390       441       405       459       427       416       389
Income Tax Provision                                      104       129       118       132       137       153       130       146
                                                       ------    ------    ------    ------    ------    ------    ------    ------
Operating Income                                       $  299*   $  261*   $  323    $  273    $  322    $  274    $  286    $  243
                                                       ======    ======    ======    ======    ======    ======    ======    ======
Return on Average Equity (A)                             25.6%     22.9%     25.1%     22.4%     24.8%     22.2%     24.7%     22.5%

Return on Average Assets (A)                              2.8%      2.8%      2.7%      2.7%      2.6%      2.6%      2.5%      2.6%

* Excludes restructuring charge of $125 million after-tax ($196 million pretax).

(A) Excludes the effect of SFAS No. 115 for all periods presented.


                                                  Travel Related Services
                                                  -----------------------
                                                    Statement of Income
                                                    -------------------
                                                   (Managed Asset Basis)

(Dollars in millions)                                                                  Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                       December 31, 1996  September 30, 1996     June 30, 1996      March 31, 1996
                                                    -------------------   ------------------  ------------------  ------------------
                                                    Reported   Restated   Reported  Restated  Reported  Restated  Reported  Restated
                                                    --------   --------   --------  --------  --------  --------  --------  --------
Net Revenues:
   Discount Revenue                                   $1,380     $1,380     $1,256    $1,256    $1,247    $1,247    $1,141    $1,141
   Net Card Fees                                         415        415        414       414       414       414       421       421
   Travel Commissions and Fees                           380        380        354       354       362       362       325       325
   Interest and Dividends                                156         88        167        92       211       138       191       120
   Other Revenues                                        450        431        463       409       409       375       393       371
   Lending:
      Finance Charge Revenue                             463        463        420       420       403       403       404       404
      Interest Expense                                   150        150        139       139       130       130       129       129
                                                      ------     ------     ------    ------    ------    ------    ------    ------
         Net Finance Charge Revenue                      313        313        281       281       273       273       275       275
                                                      ------     ------     ------    ------    ------    ------    ------    ------
      Total Net Revenues                               3,094      3,007      2,935     2,806     2,916     2,809     2,746     2,653
                                                      ------     ------     ------    ------    ------    ------    ------    ------
Expenses:
   Marketing and Promotion                               268        255        278       263       252       245       200       194
   Provision for Losses and Claims:
      Charge Card                                        199        199        223       223       302       302       264       264
      Lending                                            235        235        118       118       138       138       188       188
      Other                                               22         19         28        17        26        19        24        18
                                                      ------     ------     ------    ------    ------    ------    ------    ------
         Total                                           456        453        369       358       466       459       476       470
                                                      ------     ------     ------    ------    ------    ------    ------    ------
   Interest Expense:
      Charge Card                                        234        234        218       218       212       212       208       208
      Other                                               65         65         72        73       114       114        95        96
                                                      ------     ------     ------    ------    ------    ------    ------    ------
         Total                                           299        299        290       291       326       326       303       304
   Human Resources                                       794        774        764       745       721       702       704       686
   Other Operating Expenses                              874        836        793       744       692       650       647       610
                                                      ------     ------     ------    ------    ------    ------    ------    ------
      Total Expenses                                   2,691      2,617      2,494     2,401     2,457     2,382     2,330     2,264
                                                      ------     ------     ------    ------    ------    ------    ------    ------
Pretax Income                                            403        390        441       405       459       427       416       389
Income Tax Provision                                     104        129        118       132       137       153       130       146
                                                      ------     ------     ------    ------    ------    ------    ------    ------
Operating Income                                      $  299*    $  261*    $  323    $  273    $  322    $  274    $  286    $  243
                                                      ======     ======     ======    ======    ======    ======    ======    ======

* Excludes restructuring charge of $125 million after-tax ($196 million pretax).

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions.

                                                            Travel Related Services
                                                            -----------------------
                                                            Condensed Balance Sheet
                                                            -----------------------
(Dollars in millions)                                                                 December 31,
                                                   ---------------------------------------------------------------------------------
                                                            1997                        1996                          1995
                                                   ----------------------      -----------------------       -----------------------
                                                   Reported      Restated      Reported       Restated       Reported       Restated
                                                   --------      --------      --------       --------       --------       --------
ASSETS

Cash & Investment Securities                        $ 8,925       $ 3,097       $ 7,638        $ 1,915        $11,641       $ 5,994
Cardmember & Other Receivables-net                   20,888        20,476        19,503         19,152         18,877        18,700
Loans-net                                            13,373        13,635        12,220         12,220         10,293        10,284
Land, Buildings, & Equipment-net                        990           953         1,080          1,044          1,048         1,010
Other Assets                                          3,011         2,539         2,612          2,083          3,329         2,803
                                                   --------      --------      --------       --------       --------       --------
Total Assets                                        $47,187       $40,700       $43,053        $36,414        $45,188       $38,791
                                                   ========      ========      ========       ========       ========       ========

LIABILITIES & EQUITY

Customers' Deposits                                 $   841       $   841       $   897        $   897        $ 1,441       $ 1,441
Travelers Cheques Outstanding                         5,634             0         5,838              0          5,697             0
Accounts Payable                                      3,983         3,878         3,905          3,689          4,412         4,345
Insurance Reserves                                      104           104           104            104            143           143
Debt                                                 26,936        26,945        23,431         23,439         22,311        22,310
Deferred Card Fees                                      733           733           745            745            775           775
Other Liabilities                                     3,906         3,567         3,459          3,204          5,504         5,275
                                                   --------      --------      --------       --------       --------       --------
Total Liabilities                                    42,137        36,068        38,379         32,078         40,283        34,289

Equity                                                5,050         4,632         4,674          4,336          4,905         4,502
                                                   --------      --------      --------       --------       --------       --------
Total Liabilities & Equity                          $47,187       $40,700       $43,053        $36,414        $45,188       $38,791
                                                   ========      ========      ========       ========       ========       ========

Return on Average Equity (A)                           27.9%         25.1%         25.6%*         22.9%*         24.6%         22.6%

Return on Average Assets (A)                            3.0%          3.0%          2.8%*          2.8%*          2.5%          2.6%

* Excludes restructuring charge of $125 million after-tax ($196 million pretax).

(A) Excludes the effect of SFAS No. 115 for all periods presented.

                    American Express Bank / Travelers Cheque New Segment
                     ----------------------------------------------------
                                  Statement of Income
                                  -------------------
(Dollars in millions)
                                             Year Ended December 31,
                                     -------------------------------------
                                           1997         1996        1995
                                           ----         ----        ----
Net Revenues:
  Interest Income                     $     897    $     845     $   925
  Interest Expense                          579          537         604
                                       --------      --------     -------
    Net Interest Income                     318          308         321
  T/C Investment Income                     331          349         361
  Foreign Exchange Income                   101           72          79
  Commissions, Fees and Other Revenue       374          337         307
                                       --------      --------     -------
    Total Net Revenues                    1,124        1,066       1,068
                                       --------      --------     -------
Expenses:
  Human Resources                           306          289         313
  Other Operating Expenses                  517          511         549
  Provision for Losses                       52           52          44
                                       --------      --------     -------
    Total Expenses                          875          852         906
                                       --------      --------     -------
Pretax Income                               249          214         162
Income Tax Benefit                          (23)         (33)        (58)
                                       --------      --------     -------
Net Income                            $     272    $     247     $   220
                                       ========      ========     ========

                     American Express Bank / Travelers Cheque New Segment
                     ----------------------------------------------------
                            Selected Statistical Information
                            --------------------------------

(Dollars in billions, except where indicated)

                                                Year Ended December 31,
                                         ------------------------------------
                                               1997       1996       1995
                                               ----       ----       ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)     $   1,248   $  1,163   $  1,141
Return on Average Common Equity *             28.7%      26.6%      22.8%
Return on Average Assets *                    1.40%      1.33%      1.11%
American Express Bank:
  Total Loans                             $     6.2   $    5.9   $    5.4
  Deposits                                $     8.5   $    8.7   $    8.5
  Reserve for Credit Losses (millions)    $     131   $    117   $    111
  Reserves as a % of Total Loans               2.1%       2.0%       2.0%
  Total Nonperforming Loans (millions)    $      47   $     35   $     34
  Other Real Estate Owned (millions)      $       4   $     36   $     44
  Assets Managed / Administered **        $     5.0   $    4.8   $    4.4
  Assets of Non-Consolidated Joint
     Ventures                             $     2.4   $    1.3   $    1.2
  Risk-Based Capital Ratios:
     Tier 1                                    8.8%       8.8%       8.9%
     Total                                    12.3%      12.5%      13.0%
     Leverage Ratio                            5.3%       5.6%       5.8%
Travelers Cheque:
  Sales                                   $    25.0   $   26.0   $   25.6
  Average Outstanding                     $     5.9   $    6.0   $    6.0
  Average Investments                     $     5.6   $    5.6   $    5.6
  Tax equivalent yield                         9.2%       9.4%       9.7%

  * Excludes the effect of SFAS No. 115 for all periods presented. ** Includes assets managed by American Express Financial Advisors.

                      American Express Bank / Travelers Cheque New Segment
                      ----------------------------------------------------
                                      Statement of Income
                                      -------------------
(Dollars in millions)

						Quarter Ended
                                  -------------------------------------------------
                                  December 31,  September 30,   June 30,  March 31,
                                     1997           1997          1997      1997
                                     ----           ----          ----      ----
Net Revenues:
  Interest Income                 $     223     $     230     $   226    $   218
  Interest Expense                      148           148         148        136
                                   --------      --------     -------     -------
      Net Interest Income                75            82          78         82
  T/C Investment Income                  80            87          83         81
  Foreign Exchange Income                38            23          21         19
  Commissions, Fees and Other Revenue    90            98         100         87
                                   --------      --------     -------     -------
      Total Net Revenues                283           290         282        269
                                   --------      --------     -------     -------

Expenses:
  Human Resources                        82            76          75         73
  Other Operating Expenses              123           139         133        121
  Provision for Losses                   19            16           8         10
                                   --------      --------     -------     -------
      Total Expenses                    224           231         216        204
                                   --------      --------     -------     -------
Pretax Income                            59            59          66         65
Income Tax Benefit                       (7)           (8)         (4)        (4)
                                   --------      --------     -------     -------
Net Income                        $      66     $      67     $    70     $   69
                                   ========      ========     =======     =======


                     American Express Bank / Travelers Cheque New Segment
                     ----------------------------------------------------
                            Selected Statistical Information
                            --------------------------------

(Dollars in billions, except where indicated)
                                                             Quarter Ended
                                       ---------------------------------------------------
                                       December 31,   September 30,   June 30,   March 31,
                                            1997          1997         1997        1997
                                            ----          ----         ----        ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)  $     1,248    $    1,203     $   1,157  $   1,085
Return on Average Common Equity *            28.7%         27.5%         27.8%      27.3%
Return on Average Assets *                   1.40%         1.35%         1.38%      1.36%
American Express Bank:
  Total Loans                          $       6.2    $      6.5     $     6.4  $     6.1
  Deposits                             $       8.5    $      9.0     $     9.0  $     9.1
  Reserve for Credit Losses (millions) $       131    $      127     $     130  $     131
  Reserves as a % of Total Loans              2.1%          1.9%          2.0%       2.2%
  Total Nonperforming Loans (millions) $        47    $       60     $      80  $      46
  Other Real Estate Owned (millions)   $         4    $        5     $       4  $      35
  Assets Managed / Administered **     $       5.0    $      5.1     $     5.0  $     4.8
  Assets of Non-Consolidated Joint
     Ventures                          $       2.4    $      1.6     $     1.4  $     1.3
  Risk-Based Capital Ratios:
     Tier 1                                   8.8%          8.6%          8.4%       8.7%
     Total                                   12.3%         11.6%         11.3%      11.8%
     Leverage Ratio                           5.3%          5.4%          5.5%       5.6%
Travelers Cheque:
  Sales                                $       5.2    $      8.1     $     6.6  $     5.1
  Average Outstanding                  $       5.7    $      6.4     $     6.0  $     5.8
  Average Investments                  $       5.4    $      6.0     $     5.7  $     5.4
  Tax equivalent yield                        9.2%          9.0%          9.3%       9.3%

 * Excludes the effect of SFAS No. 115 for all periods presented.
** Includes assets managed by American Express Financial Advisors.

                      American Express Bank / Travelers Cheque New Segment
                      ----------------------------------------------------
                                      Statement of Income
                                      -------------------
(Dollars in millions)

                                                  Quarter Ended
                                ------------------------------------------------
                                December 31,  September 30,  June 30,  March 31,
                                   1996          1996          1996     1996
                                   ----          ----          ----     ----

Net Revenues:
  Interest Income                 $     223    $     206     $   204   $   211
  Interest Expense                      140          128         134       134
                                   --------      --------     -------    -------
    Net Interest Income                  83           78          70        77
  T/C Investment Income                  84           92          88        85
  Foreign Exchange Income                16           16          20        20
  Commissions, Fees and Other Revenue    75          110          82        69
                                   --------      --------     -------    -------
    Total Net Revenues                  258          296         260       251
                                   --------      --------     -------    -------
Expenses:
  Human Resources                        72           75          70        72
  Other Operating Expenses              132          141         124       113
  Provision for Losses                   14           16          12        10
                                   --------      --------     -------    -------
    Total Expenses                      218          232         206       195
                                   --------      --------     -------    -------
Pretax Income                            40           64          54        56
Income Tax Benefit                      (14)          (4)         (8)       (6)
                                   --------      --------     -------    -------
Net Income                        $      54    $      68     $    62   $    62
                                   ========      ========     =======    =======


                     American Express Bank / Travelers Cheque New Segment
                     ----------------------------------------------------
                             Selected Statistical Information
                             --------------------------------

(Dollars in billions, except where indicated)

							Quarter Ended
                                       --------------------------------------------------
                                       December 31,  September 30,   June 30,   March 31,
                                           1996          1996          1996       1996
                                           ----          ----          ----       ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)   $  1,163     $   1,113      $   1,084   $  1,117
Return on Average Common Equity *          26.6%         26.7%          25.5%      24.3%
Return on Average Assets *                 1.33%         1.33%          1.26%      1.20%
American Express Bank:
  Total Loans                           $    5.9     $     5.6      $     5.5   $    5.3
  Deposits                              $    8.7     $     8.4      $     7.8   $    8.1
  Reserve for Credit Losses (millions)  $    117     $     116      $     113   $    110
  Reserves as a % of Total Loans            2.0%          2.0%           2.1%       2.1%
  Total Nonperforming Loans (millions)  $     35     $      31      $      38   $     35
  Other Real Estate Owned (millions)    $     36     $      34      $      48   $     43
  Assets Managed / Administered **      $    4.8     $     4.7      $     4.4   $    4.7
  Assets of Non-Consolidated Joint
     Ventures                           $    1.3     $     1.3      $     1.3   $    1.3
  Risk-Based Capital Ratios:
     Tier 1                                 8.8%          9.0%           9.1%       9.0%
     Total                                 12.5%         12.8%          12.9%      12.9%
     Leverage Ratio                         5.6%          6.0%           5.8%       5.5%
Travelers Cheque:
  Sales                                 $    5.5     $     8.6      $     6.7   $    5.3
  Average Outstanding                   $    6.0     $     6.6      $     6.1   $    5.7
  Average Investments                   $    5.5     $     6.0      $     5.6   $    5.3
  Tax equivalent yield                      9.5%          9.0%           9.6%       9.6%

 * Excludes the effect of SFAS No. 115 for all periods presented.
** Includes assets managed by American Express Financial Advisors.

                              American Express Bank
                              ---------------------
                               Statement of Income
                               -------------------

(Dollars in millions)
                                          For the Year Ended December 31,
                                          -------------------------------
                                              1997       1996       1995
                                              ----       ----       ----
Net Revenues:
   Interest Income                            $897       $842       $925
   Interest Expense                            579        536        604
                                              ----       ----       ----
      Net Interest Income                      318        306        321
   Commissions, Fees and Other Revenues        218        213        243
   Foreign Exchange Income                     101         72         79
                                              ----       ----       ----
      Total Net Revenues                       637        591        643
                                              ----       ----       ----
Provision for Credit Losses                     20         23          7
                                              ----       ----       ----
Expenses:
   Human Resources                             242        224        248
   Other Operating Expenses                    245        239        273
                                              ----       ----       ----
      Total Expenses                           487        463        521
                                              ----       ----       ----
Pretax Income                                  130        105        115
Income Tax Provision                            48         37         38
                                              ----       ----       ----
Net Income                                    $ 82       $ 68       $ 77
                                              ====       ====       ====


                              American Express Bank
                              ---------------------
                        Selected Statistical Information
                        --------------------------------

(Dollars in millions, except where indicated)

                                            For the Year Ended December 31,
                                           ---------------------------------
                                                1997        1996        1995
                                                ----        ----        ----
Investments (billions)                        $  2.3      $  2.8      $  2.5
Total Loans (billions)                        $  6.2      $  5.9      $  5.4
Reserve for Credit Losses                     $  131      $  117      $  111
Total Nonperforming Loans                     $   47      $   35      $   34
Other Real Estate Owned                       $    4      $   36      $   44
Deposits (billions)                           $  8.5      $  8.7      $  8.5
Shareholder's Equity                          $  830      $  799      $  837
Return on Average Assets*                       0.64%       0.57%       0.59%
Return on Average Common Equity*               10.83%       9.22%       9.99%
Risk-Based Capital Ratios:
   Tier 1                                        8.8%        8.8%        8.9%
   Total                                        12.3%       12.5%       13.0%
Leverage Ratio                                   5.3%        5.6%        5.8%

* Excluding the effect of SFAS #115.

                                            American Express Bank
                                            ---------------------
                                              Statement of Income
                                              -------------------
(Dollars in millions)
                                                          Quarter Ended
                                       -------------------------------------------------
                                       December 31,  September 30,  June 30,   March 31,
                                           1997          1997          1997       1997
                                           ----          ----          ----       ----
Net Revenues:
   Interest Income                         $223          $230          $226       $218
   Interest Expense                         148           148           148        136
                                           ----          ----          ----       ----
      Net Interest Income                    75            82            78         82
   Commissions, Fees and Other Revenues      54            57            54         52
   Foreign Exchange Income                   38            23            21         19
                                           ----          ----          ----       ----
      Total Net Revenues                    167           162           153        153
                                           ----          ----          ----       ----
Provision for Credit Losses                  10             7             1          2
                                           ----          ----          ----       ----
Expenses:
   Human Resources                           64            60            58         58
   Other Operating Expenses                  63            61            61         61
                                           ----          ----          ----       ----
      Total Expenses                        127           121           119        119
                                           ----          ----          ----       ----
Pretax Income                                30            34            33         32
Income Tax Provision                         11            13            12         12
                                           ----          ----          ----       ----
Net Income                                 $ 19          $ 21          $ 21       $ 20
                                           ====          ====          ====       ====


                                    American Express Bank
                                    ---------------------
                                Selected Statistical Information
                                --------------------------------

(Dollars in millions, except where indicated)
                                                Quarter Ended
                             ------------------------------------------------
                             December 31, September 30,  June 30,   March 31,
                                   1997        1997         1997       1997
                                   ----        ----         ----       ----
Investments (billions)             $2.3        $2.6         $2.9       $2.8
Total Loans (billions)             $6.2        $6.5         $6.4       $6.1
Reserve for Credit Losses          $131        $127         $130       $131
Total Nonperforming Loans           $47         $60          $80        $46
Other Real Estate Owned              $4          $5           $4        $35
Deposits (billions)                $8.5        $9.0         $9.0       $9.1
Shareholder's Equity               $830        $819         $814       $787
Return on Average Assets*          0.58%       0.65%        0.65%      0.69%
Return on Average Common Equity*   9.98%      11.16%       11.05%     11.14%
Risk-Based Capital Ratios:
   Tier 1                           8.8%        8.6%         8.4%       8.7%
   Total                           12.3%       11.6%        11.3%      11.8%
Leverage Ratio                      5.3%        5.4%         5.5%       5.6%

* Excluding the effect of SFAS #115.



                              American Express Bank
                              ---------------------
                               Statement of Income
                               -------------------

(Dollars in millions)
                                                  Quarter Ended
                                  ---------------------------------------------
                                  December 31,  September 30, June 30, March 31,
                                         1996       1996       1996       1996
                                         ----       ----       ----       ----
Net Revenues:
   Interest Income                       $223       $206       $204       $211
   Interest Expense                       140        128        134        134
                                         ----       ----       ----       ----
      Net Interest Income                  83         78         70         77
   Commissions, Fees and Other Revenues    57         57         49         49
   Foreign Exchange Income                 16         16         20         20
                                         ----       ----       ----       ----
      Total Net Revenues                  156        151        139        146
                                         ----       ----       ----       ----
Provision for Credit Losses                10          5          4          4
                                         ----       ----       ----       ----
Expenses:
   Human Resources                         56         59         54         56
   Other Operating Expenses                64         59         59         57
                                         ----       ----       ----       ----
      Total Expenses                      120        118        113        113
                                         ----       ----       ----       ----
Pretax Income                              26         28         22         29
Income Tax Provision                        9         10          8         10
                                         ----       ----       ----       ----
Net Income                               $ 17       $ 18       $ 14       $ 19
                                         ====       ====       ====       ====


                              American Express Bank
                              ---------------------
                        Selected Statistical Information
                        --------------------------------

(Dollars in millions, except where indicated)
                                                                         Quarter Ended
                                                    -----------------------------------------------
                                                    December 31, September 30, June 30,   March 31,
                                                         1996        1996        1996         1996
                                                         ----        ----        ----         ----
Investments (billions)                                 $  2.8      $  2.5      $  2.1      $  2.4
Total Loans (billions)                                 $  5.9      $  5.6      $  5.5      $  5.3
Reserve for Credit Losses                              $  117      $  116      $  113      $  110
Total Nonperforming Loans                              $   35      $   31      $   38      $   35
Other Real Estate Owned                                $   36      $   34      $   48      $   43
Deposits (billions)                                    $  8.7      $  8.4      $  7.8      $  8.1
Shareholder's Equity                                   $  799      $  777      $  755      $  746
Return on Average Assets*                                0.55%       0.62%       0.49%       0.64%
Return on Average Common Equity*                         8.89%       9.61%       7.83%      10.57%
Risk-Based Capital Ratios:
   Tier 1                                                 8.8%        9.0%        9.1%        9.0%
   Total                                                 12.5%       12.8%       12.9%       12.9%
Leverage Ratio                                            5.6%        6.0%        5.8%        5.5%

* Excluding the effect of SFAS #115.


                                                   SEGMENT INFORMATION
                                                   -------------------
                                                                         American Express
(millions)                          Travel Related    American Express   Bank/Travelers    Corporate   Adjustments
                                        Services     Financial Advisors  Cheque Group      and Other and Eliminations Consolidated
                                    ---------------- ------------------ ----------------   --------- ---------------- ------------
1997
----
Net revenues                               $  12,214      $   4,599      $   1,124      $     123       $    (300)      $  17,760
Pretax income before
  general corporate expenses               $   1,785      $   1,022      $     249             --              --       $   3,056
General corporate expenses                        --             --             --      $    (306)             --            (306)
                                           ---------      ---------      ---------      ---------       ---------       ---------
Pretax income (loss)                       $   1,785      $   1,022      $     249      $    (306)             --       $   2,750
Net income (loss)                          $   1,164      $     707      $     272      $    (152)             --       $   1,991
Assets                                     $  40,700      $  59,828      $  19,573      $   3,374       $  (3,472)      $ 120,003
-----------------------------------------------------------------------------------------------------------------------------------

1996
----
Net revenues                               $  11,357       $  4,110      $   1,066      $     129       $    (282)      $  16,380
Pretax income before
  general corporate expenses               $   1,414       $    885      $     214             --              --       $   2,513
General corporate expenses                        --             --             --      $     151              --             151
                                           ---------       --------      ---------      ---------       ---------        --------
Pretax income                              $   1,414       $    885      $     214      $     151              --       $   2,664
Net income                                 $     926       $    594      $     247      $     134              --       $   1,901
Assets                                     $  36,414       $ 52,670      $  18,870      $   3,158       $  (2,600)      $ 108,512
-----------------------------------------------------------------------------------------------------------------------------------


1995
----
Net revenues                               $  11,232      $   3,691      $   1,068      $     139       $    (209)      $  15,921
Pretax income before
  general corporate expenses               $   1,531      $     755      $     162             --              --       $   2,448
General corporate expenses                        --             --             --      $    (265)             --            (265)
                                           ---------      ---------      ---------      ---------       ---------       ---------
Pretax income (loss)                       $   1,531      $     755      $     162      $    (265)             --       $   2,183
Net income (loss)                          $     981      $     503      $     220      $    (140)             --       $   1,564
Assets                                     $  38,791      $  48,250      $  18,705      $   4,358       $  (2,699)      $ 107,405
-----------------------------------------------------------------------------------------------------------------------------------


                                                    20